                                                                    Exhibit 10.3

              AMENDMENT NO. 1 TO PREFERRED STOCK PURCHASE AGREEMENT

         Amendment No. 1, dated as of May 12, 2003 (this "Amendment"), to the Preferred Stock Purchase Agreement dated as of June 25, 2002 (the "Original Agreement") among WOMEN FIRST HEALTHCARE, INC. (the "Company") and the Purchasers named therein. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Original Agreement.

         WHEREAS, the Company and the Purchasers have entered into the Original Agreement;

         WHEREAS, the Company and the Purchasers have agreed to exchange the existing shares of Series A Preferred Stock for shares of Series B Preferred Stock; and

         WHEREAS, the Company and the Purchasers have determined that it is in their mutual interests to amend the Original Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the Company and the Purchasers hereby agree as follows:

         A. Pursuant to Paragraph 9C of the Original Agreement, the Original Agreement is hereby amended as follows:

         1. REFERENCES TO SERIES A PREFERRED STOCK. The Original Agreement is hereby amended by deleting the words "Series A" wherever such words appear throughout the Original Agreement and substituting in lieu thereof the words "Series B" throughout the Original Agreement.

         2. DEFINITIONS. (a) Paragraph 8 of the Original Agreement is hereby amended by adding the following definition in its proper place alphabetically:

                  "`EQUITY INFUSION' means the sale by the Company of up to $2.5 million of its common stock to an investor group led by Edward F. Calesa pursuant to the Common Stock Purchase Agreement entered into as of May 12, 2003 between the Company and the Investors listed on the Schedule of Investors attached thereto.";

         (b) Paragraph 8 of the Original Agreement is hereby amended by deleting the definition of "Certificate of Designation" and replacing it with the following:

                  "`CERTIFICATE OF DESIGNATION' means the Certificate of Designation of Preferences and Rights of Senior Convertible Redeemable Preferred Stock, Series B of the Company as filed with the Secretary of the State of the State of Delaware and in substantially the form set forth as Exhibit B hereto.";

         (c) Paragraph 8 of the Original Agreement is hereby amended by deleting the definition of "Registration Rights Agreement" and replacing it with the following:

                  "`REGISTRATION RIGHTS AGREEMENT' shall mean the Preferred Registration Rights Agreement dated as of June 25, 2002 between the Company and the Purchasers, as amended by Amendment No. 1, dated as of May 12, 2003, to the Preferred Registration Rights Agreement.";

         (d) Paragraph 8 of the Original Agreement is hereby amended by deleting the definition of "Security Documents" and replacing it with the following:

                  "`SECURITY DOCUMENTS' means the Security Agreement as amended and restated on May 12, 2003 and the Intercreditor Agreement in substantially the form as set forth as Exhibits C-1 and C-2 hereto as each may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms."; and

         (e) Paragraph 8 of the Original Agreement is hereby amended by deleting the definition of "Warrants" and replacing it with the following:

                  "`WARRANTS' means the warrants to purchase 2,000,000 shares of common stock of the Company with an initial exercise price of $0.63 per share, subject to adjustment as set forth in the form of Warrant attached as Exhibit B to Amendment No. 1, dated as of May 12, 2003, to the Note and Warrant Purchase Agreement dated as of June 25, 2002."

         3. WAIVER. The Purchasers hereby waive compliance by the Company with its obligations under Sections 9(A), 9(C), as such waiver relates to the failure to give notice of defaults of Paragraphs 6B, 6C, 6D and 6E of the Note and Warrant Purchase Agreement dated as of June 25, 2002 among the Company and the purchasers named therein for the periods measured as of December 31, 2002 and March 31, 2003 and 9(D) of the Certificate of Designation of Preferences and Rights of Senior Convertible Redeemable Preferred Stock, Series A (the "Original Certificate of Designation"). The Company understands and agrees that this waiver shall be effective only with respect to such sections. This waiver shall not be deemed to constitute a waiver of any other term, provision or condition of the Original Certificate of Designation or to prejudice any right or remedy that the Purchasers may now have under or in connection with the Original Certificate of Designation.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Paragraph 6 of the Original Agreement is incorporated herein by reference and deemed made by the Company on the date of this Amendment except that the term "Agreement" shall mean the Original Agreement as amended by this Amendment, and the term "Date of Closing" shall mean the Effective Date.

         5. REPRESENTATIONS AND COVENANTS OF THE PURCHASERS. Paragraph 7 of the Original Agreement is incorporated herein by reference and deemed made by the Purchasers on the date of this Amendment except that the term "Agreement" shall mean the Original Agreement as amended by this Amendment.

         6. EXCHANGE OF PREFERRED STOCK CERTIFICATES. The Company agrees to exchange certificates representing Series B Preferred Stock for the certificates representing shares of Series A Preferred Stock currently held by the Purchasers. Specifically, at the Effective Time,

                                      -2-
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each Purchaser shall deliver the Series A Preferred Stock Certificate(s), representing that number of shares of Series A Preferred Stock set forth next to such Purchaser's name in the table below, to the Company:

                                                       Number of Shares of
         Purchaser                                  Series A Preferred Stock
         ---------                                  ------------------------
         CIBC WMC INC.                                        8,000
         GREENLEAF CAPITAL, L.P.                              2,000
         BROAD STREET ASSOCIATES, LLC                         3,000

In exchange therefore, the Company shall deliver to each Purchaser a certificate representing the number of shares of Series B Preferred Stock set forth next to such Purchaser's name in the table below:

                                                       Number of Shares of
         Purchaser                                  Series B Preferred Stock
         ---------                                  ------------------------
         CIBC WMC INC.                                        8,000
         GREENLEAF CAPITAL, L.P.                              2,000
         BROAD STREET ASSOCIATES, LLC                         3,000

         7. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions, and the first Business Day upon which all such conditions have been satisfied is referred to herein as the "Effective Date":

                  (i) DOCUMENTS TO BE DELIVERED. Each Purchaser shall have received all of the following, duly executed and delivered:

                           (a) A certificate of the Secretary of the Company
                  dated the Effective Date, certifying the incumbency and authority of the officers or authorized signatories of the Company who executed this Amendment and any other documents delivered on the Effective Date and the truth, correctness and completeness of the attached copy of resolutions duly adopted by the Board of Directors of the Company, in full force and effect at the Effective Date, authorizing the execution of this Amendment and the other documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein, as applicable.

                           (b) A certificate executed by the principal executive
                  officer of the Company, dated the Effective Date, in which such officer certifies that the conditions set forth in subsections (a), (b) and (c) of Paragraph 7(ii) of this Amendment have been satisfied.

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

                           (c) The opinion of Latham & Watkins, counsel to the
                  Company, dated Effective Date, and substantially in the form set forth as Exhibit A hereto, subject only to such qualifications, limitations or exceptions as may be acceptable to each Purchaser.

                           (d) Series B Preferred Stock Certificate(s)
                  representing that number of shares of Series B Preferred Stock set forth next to such Purchaser's name below:

                                                       Number of Shares of
         Purchaser                                  Series B Preferred Stock
         ---------                                  ------------------------
         CIBC WMC INC.                                        8,000
         GREENLEAF CAPITAL, L.P.                              2,000
         BROAD STREET ASSOCIATES, LLC                         3,000

         (ii) REPRESENTATIONS OF THE COMPANY; NO DEFAULT. (a) All representations and warranties made by the Company in this Amendment shall be true and correct on and as of the Effective Date (except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated and such changes are set forth to the satisfaction of each Purchaser) as if such representations and warranties had been made as of the Effective Date.

         (b) No Default under the Original Agreement, as amended by this Amendment, or the other Documents shall exist at the Effective Date.

         (c) The Company shall have performed and complied with all agreements and conditions required in this Amendment to be performed or complied with by the Company on or prior to the Effective Date.

         (iii) REPRESENTATIONS OF THE PURCHASERS. All representations made by the Purchasers in this Amendment shall be true and correct on and as of the Effective Date (except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated and such changes are set forth to the satisfaction of the Company) as if such representations and warranties had been made as of the Effective Date.

         (iv) PURCHASER DELIVERIES. The Company shall have received Series A Preferred Stock Certificate(s) representing that number of shares of Series A Preferred Stock set forth next to such Purchaser's name below:

                                                       Number of Shares of
         Purchaser                                  Series A Preferred Stock
         ---------                                  ------------------------
         CIBC WMC INC.                                        8,000

         GREENLEAF CAPITAL, L.P.                              2,000
         BROAD STREET ASSOCIATES, LLC                         3,000

                  (v) PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to each Purchaser and each Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they or their counsel may reasonably request.

                  (vi) OBLIGATIONS. The Company shall have satisfied any other obligations to each Purchaser required to be paid or complied with by it under the Original Agreement or this Amendment on or prior to the Effective Date.

                  (vii) ABSENCE OF CERTAIN CHANGES. There shall not have occurred or become known to the Purchasers since April 14, 2003 any events or changes that, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on the business, condition (financial or other), properties, results of operations or prospects of the Company (including its subsidiaries).

                  (viii) EQUITY INFUSION. An investor group led by Edward F. Calesa shall purchase a minimum of $2.5 million of common stock from the Company at the market price of the common stock at such date (such market price to be calculated based on the average trading price over the time period beginning on March 20, 2003 and ending on the day prior to the Effective Date) and Edward F. Calesa shall invest a minimum of $1.0 million of such investment pursuant to definitive documentation in form and substance satisfactory to the Purchasers.

         B. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         C. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         D. As amended hereby, all terms and provisions of the Original Agreement shall remain in full force and effect.

         WITNESS the due execution of this Amendment No. 1 to Preferred Stock Purchase Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

                                 COMPANY:

                                 WOMEN FIRST HEALTHCARE, INC.

                                 By: /s/ Charles M. Caporale
                                     --------------------------
                                     Name:  Charles M. Caporale
                                     Title: Vice President, Chief Financial
                                            Officer, Treasurer and Secretary

                                 PURCHASERS:


                                 CIBC WMC INC.
                                 By: /s/ William P. Phoenix
                                     --------------------------
                                     Name:    William P. Phoenix
                                     Title:   Managing Director

                                 GREENLEAF CAPITAL, L.P.

                                 By: GreenLeaf GP, L.L.C.
                                     its General Partner

                                 By: /s/ Illegible
                                     --------------------------
                                     Name:
                                     Title:   Managing Member

                                 BROAD STREET ASSOCIATES, LLC

                                 By:   /s/ Daniel J. O'Brien
                                       ------------------------
                                 Name: Daniel J. O'Brien
                                       Title: Managing Member

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